EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


BARPOINT.COM, INC.


     We hereby consent to the incorporation by reference in this Registration Statement of BarPoint.com, Inc. on Form S-3 of our report dated December 15, 1999, appearing in the Company's Annual Report on Form 10-KSB for the year ended September 30, 1999. We also consent to the reference to our Firm under the caption "Experts" in such Registration Statement.


                                        Marks Paneth & Shron LLP
                                        (Formerly Marks Shron & Company LLP)
                                        Certified Public Accountants


New York, New York
November 7, 2000